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EXHIBIT 10.74

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
                ------------------------------------------------

         This Amendment No. 1 to Registration Rights Agreement (this "Amendment"), dated April 29, 2003, is made by and among iBIZ Technology Corp., a Florida corporation with its headquarters located at 2238 West Lone Cactus Drive, Phoenix, Arizona 85027 (the "Company") and AJW Partners, LLC, AJW Offshore, Ltd. and AJW Qualified Partners, LLC (collectively, the "Investors").

         WHEREAS:

         The Company and the Investors are parties to that certain Registration Rights Agreement, dated January 31, 2003 (the "Registration Rights Agreement"), and certain related documents; and

         The Company and the Investors desire to amend the Registration Rights Agreement as set forth below.

                  NOW, THEREFORE, the Company and the Investors hereby agree as follows:

1. AMENDMENT. The Company and the Investors hereby agree to amend the definition of "Registrable Securities" in Section 1 of the Registration Rights Agreement to provide as follows:

                  "(III) "REGISTRABLE SECURITIES" means the Conversion Shares issued or issuable upon conversion or otherwise pursuant to the Debentures and Additional Debentures (as defined in the Securities Purchase Agreement) and Warrant Shares issuable, upon exercise or otherwise pursuant to the Warrants and Additional Warrants (as defined in the Securities Purchase Agreement), and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing."

2. NO OTHER PROVISIONS OR DOCUMENTS AFFECTED HEREBY. This Amendment does not affect any other provisions of the Securities Purchase Agreement or the provisions of any other document entered into in connection with the transactions set forth therein.




                       [Signatures on the Following Page]



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


IBIZ TECHNOLOGY CORP.


/s/ Kenneth W. Schilling
-------------------------------------
Kenneth W. Schilling
President and Chief Executive Officer


AJW PARTNERS, LLC
By:  SMS Group, LLC


/s/ Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


/s/ Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager

AJW QUALIFIED, LLC
By:  AJW Manager, LLC


/s/ Corey S. Ribotsky
-------------------------------------
Corey S. Ribotsky
Manager



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